

Netcapital *Inc.*

A Digital Private Capital Markets Ecosystem

Democratizing Private Markets | Empowering Entrepreneurs to Succeed

December 2024

Forward-Looking Statements



This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Quarterly Report on Form 10-Q for our first quarter ended July 31, 2024, and on our Annual Report on Form 10-K for the year ended April 30, 2024, which have been filed with the Securities and Exchange Commission and are available on **netcapitalinc.com** and on **sec.gov.** Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Netcapital

Who We Are

Netcapital is a fintech company with a scalable technology platform.

- Democratizing access to capital and investments
- More than **100,000** users

01

Empowers private companies to raise capital online

02

Provides both accredited and non-accredited investors with access to new investment opportunities in private companies

03

Markets private capital raises

04

Incubates and takes equity positions in select, early-stage companies with disruptive technologies

Why Now

Title III of the JOBS Act enabled early-stage companies to offer and sell securities to the general public for the first time.



The SEC followed with Reg CF, changing the landscape for private capital raising and investment:

- Allows general public to invest in private companies
- Enables private companies to advertise their security offerings
- Conditionally exempts securities sold under Section 4(a)(6) from the registration requirements of the Securities and Exchange Act of 1934

Market Opportunity

Significant opportunity to disrupt private capital markets with Netcapital's digital private markets ecosystem

$12T

Private capital markets reached $12 trillion in H1 2022.

McKinsey

$3T

Private equity assets of $3 trillion growing at a 10 year CAGR of 10%.

Financial Times

3x

Private capital markets expanding at three times the rate of public markets.

McKinsey

$42T

In retail assets represents large pool of potential account holders.

BCG

Traditional Funding Model Restricts Access to Capital, Investments, and Liquidity

Entrepreneurs have difficulty raising capital.

VCs invest in fewer than 1% of the companies they consider.

Harvard Business Review

Only 3 % of venture dollars went to women and minorities in 2022.

PitchBook and TechCrunch

Founders need connections to even get a meeting.
Only 10% of VC meetings are obtained through cold outreach.

Harvard Business Review

The average investor lacks access and liquidity.

Almost 90% of U.S. households were precluded from investing in private deals under old model (dqydj.com)

Private investments generally locked up until IPO or takeout

Disrupting Private Capital Markets

Netcapital is fundamentally altering traditional private capital markets by:

Offering innovators access to capital

By giving entrepreneurs greater access to investors, Netcapital makes it possible for more businesses to help grow the economy, create jobs, and start making things that people love.

Giving any investor - not just the connected ones - access to early-stage investments.

Low investment minimums and steady deal flow empower the average person to own shares in private companies they believe in.



Industry Tailwinds

Two major industry tailwinds driving growth in digital capital markets:

Pandemic accelerating push to bring processes online

With limited ability to raise capital in person, entrepreneurs shifting to online fundraising

Regulatory changes increasing digital funding opportunities

SEC raises annual Reg CF funding limit to $5M

Business Model

Fee income plus equity stakes

4.9% success fee on capital raised through the platform

Consulting Fees

Engagement and other fees



Equity stakes provide optionality through possible exits (sale or IPO).

The Netcapital Funding Portal

Netcapital.com is an SEC-registered funding portal that enables private companies to raise capital online.

- Invest securely from almost anywhere in the world, at any time, with just a few clicks.
    - Fully-encrypted transactions
    - Multi-factor authentication
- Issuers are able to accept investments from virtually anyone, including friends, family, customers, employees, and more, subject to applicable securities laws.



INVEST IN MAGFAST
Changing Charging. For Good.
MAGFAST
MAGFAST is a direct-to-consumer electronics company that designs and manufactures a family of premium charging products that snap together
Nearly $10M in pre-orders, Wireless charging, Portfolio of patents and trademarks
View Offering
4(a)(6) offering provided by Netcapital Funding Portal Inc.
Original share price: $14.23
Raised: $3,437,940
Invest
Closed on
December 2, 2021
Most Recent Unit Price
$14.23
Original Unit Price
$14.23
Total Raised
$3,437,940
Add to Watchlist
4(a)(6) offering provided by Netcapital Funding Portal Inc.

The Netcapital Platform Helps Simplify the Fundraising Process


Looking for capital?
Tell us about yourself and speak to one of our specialists
Company Name
Your Company, Inc.
First Name
Last Name
Primary Location
Email Address
Current Fundraising Target
Company Website
Start your offering

Fully automated onboarding

Custom-built offering page on Netcapital's website

Compliance review

Automated filing of required regulatory documents

Third party transfer agent and custodial services

Email marketing to Netcapital's proprietary list of investors

Rolling closes, which provide potential access to liquidity before final close date of offering

Assistance with annual filings

Direct access to our team for ongoing support



Demonstrated Scalability of Netcapital Platform

Rapid sell-out of MAGFAST offering demonstrates proven scalability of the Netcapital platform.

Case Study-MAGFAST

MAGFAST, a wireless charger company, launched an equity offering on netcapital.com in November of 2020.

- Goal raise: **$1.07 million**
- Sold out entire offering in one day
- Almost 1,000 investors successfully invested through the platform in a 24-hour period
- Raised approximately **$2 million** in 2 hours in November 2021 follow-on offering

Platform Validation: Vantem Global Follow-on Round Funded by Bill Gates

Vantem Global: Manufacturer of proprietary, energy-efficient, modular panels to build affordable, net-zero homes

Raised seed round on Netcapital in November of 2019

Closed Series A led by Bill Gates' founded Breakthrough Energy Ventures in April of 2022

- BEV board includes Abby Johnson, Bill Gates, Michael Bloomberg, Jeff Bezos, Waltons
- Funding to build 15 factories in the U.S. over the next seven years

"Vantems's approach allows the production of high-efficiency and net-zero homes at extremely competitive costs and low embedded carbon."

– Carmichael Roberts, Breakthrough Energy Ventures

Platform Validation: EnergyX Follow-on Round Funded by General Motors

EnergyX: Developed a more efficient and sustainable method to extract lithium, a key component in batteries for electric vehicles

Raised $4.3 million on Netcapital in two rounds: March & August of 2021

Announced $50 million funding round led by GM Ventures in April of 2023

- GM to assist EnergyX with technology deployment

"EnergyX's pilot plant, which opened last year, has demonstrated that its technology can recover 90% or more of the lithium in brine while using much less energy, water and land than existing processes."

– CNBC

Competitive Landscape

Industry growth and potential to disrupt the multi-trillion-dollar PE market allows plenty of room for multiple players in the space.

Key competitors include StartEngine, Wefunder, and Republic.

Netcapital provides a lower cost solution for digital capital raising vs. peers.

With automated filings and forms, Netcapital's ease of onboarding gives the company a significant competitive advantage.

Looking Forward: Netcapital to Offer Secondary Trading

In January of 2023, Netcapital announced an Alternative Trading System (ATS) partnership with Templum Markets.

Goal: to provide potential liquidity for investors by allowing users to trade shares

- Securities issued on the Netcapital platform are specifically designed to be tradable – straight common, free of transfer restrictions
- Expect to deliver competitive advantage and key differentiation vs. peers
- Offers opportunity to enhance revenue and cash generation for NCPL

Netcapital Securities – Broker-Dealer

Netcapital Securities Inc. received FINRA approval for broker-dealer license – allows NSI to conduct private placements of securities and to refer business to other broker-dealers.

Netcapital Securities able to:

- Support companies raising equity capital under Reg A and Reg D
- Charge fees on capital raised under Reg A and Reg D, as well as enter into fee-sharing agreements with other broker-dealers
- Partner with other broker-dealers to syndicate deals

Select Equity Stakes

KINGSCROWD

Online Private Capital Markets Ratings and Analytics

CHIPBRAIN

Emotionally Intelligent AI

C-Reveal THERAPEUTICS

Cancer Immunotherapy

DEUCE 2 DRONE

Drone Delivery

Zelgor Games

Mobile Games

Team

Management Team Comprised of Experienced Institutional Investors, Angel Investors and Entrepreneurs



MARTIN KAY

CEO

MA, Oxford; MBA, Stanford
Accenture, IBM, Bain & Company,
Venture investor, CEO and CRO



COREEN KRAYSLER, CFA

CFO

S.M., MIT Sloan,
B.A. Wellesley College
Former Morningstar 5-star Rated Portfolio Manager



JASON FRISHMAN

Founder

B.S., Summa Cum Laude,
University of Miami

Advisor, The Capital Network

Investment Case Summary

We believe Netcapital is well positioned to disrupt traditional private capital markets.

- Multi-trillion-dollar market opportunity
- Pandemic and regulatory changes enhancing growth
- Proven scalability
- Established track record enabling companies to raise capital
- Equity stakes provide upside optionality through possible exits (sale or IPO)

Netcapital Inc.

Netcapital

Netcapital Advisors

What People are Saying About Netcapital

"I think this is an intriguing story… This company is exciting."

JIM CRAMER
Host of CNBC's Mad Money

"This is a paradigm shift in the dynamics of the capital markets."

DAVID BROWN
Former CEO of Techstars

"The Netcapital platform has been excellent for us. It's provided us with great exposure. It's provided us with a mechanism where we can both direct friends and interested investors as well as people we don't know but are super grateful to have on board as investors."

THOMAS HAAG
Co-founder and CEO of C-Reveal Therapeutics

"Netcapital appeals to me because I've had firsthand experience with the passion and support that comes from an engaged user base, and I've seen how that excitement translates into funding."

JASON ROBINS
Co-founder and CEO of DraftKings

"We chose to work with Netcapital because of its high-touch personalized approach - which is unique in the marketplace - and we're so glad we did. If you are growing something you believe is extraordinary, call Jason's team at Netcapital; they're exceptional."

SEYMOUR SEGNIT
Founder and CEO of MAGFAST

All testimonials were made without compensation.

Thank You



Martin Kay

Martin@netcapital.com

Netcapital *Inc.*

https://netcapitalinc.com